                                                                   EXHIBIT 10.23


                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                LICENSE AGREEMENT

         This License Agreement ("AGREEMENT") is made as of this 30th day of June 2003 (the "EFFECTIVE DATE") by and between ABBOTT LABORATORIES, an Illinois corporation, with its principal office at 100 Abbott Park Road, Abbott Park, IL 60064-6049 ("ABBOTT") and MYOGEN, INC., a Delaware corporation, with its principal office at 7575 W. 103rd Avenue, Westminster, CO 80021-5426 ("MYOGEN").

                                   WITNESSETH

WHEREAS, Abbott is the holder or licensee of certain patent applications and patents ("Patents," as more fully defined below) relating to Compound (as defined below);

WHEREAS, Abbott also possesses proprietary Know-How (as defined below) relating to Compound; and

WHEREAS, Myogen wishes to obtain, and Abbott wishes to grant to Myogen, an exclusive license in the Myogen Territory (as defined below) under the Abbott Technology (as defined below) for the development and commercialization of Product for use in the Field (as defined below).

NOW, THEREFORE, in consideration of the mutual obligations and promises as set forth herein, the parties do hereby agree as follows:

1.       DEFINITIONS

         In addition to the terms defined in the other provisions of this Agreement, as used in this Agreement, the following terms shall have the following respective meanings:

         1.1 "ABBOTT TECHNOLOGY" means the Patents and Know-How, including all Improvements developed by Abbott and Improvements that are jointly developed by Abbott and Myogen pursuant to Article 15.

         1.2 "AFFILIATE" means any corporation, company, partnership, joint venture and/or firm, which controls, is controlled by, or is under common control with either party hereto. For purposes of this definition, control shall mean direct or indirect ownership of more than fifty percent (50%) of the stock or participating shares entitled to vote for the election of directors (but only as long as such ownership exists).

         1.3 "API" means the Compound in an active pharmaceutical form suitable for manufacture of Product.

         1.4 CANCER FIELD means the prophylactic or therapeutic administration to humans or non-human animals as an agent, either alone or in combination with other agents, for the prevention, treatment or palliation of cancer including neoadjuvant,


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                  adjuvant or supportive care and/or as part of combination with radiotherapy, surgery, chemo-, biologic- or other therapy associated with cancer, including, but not limited to, pain and bone/skeletal complications or indications from bone metastasis.

         1.5 "CO-MARKETING" means the sale by Myogen and Abbott of the same formulation of a Product independently under separate trade names in a particular country.

         1.6 "COMBINATION PRODUCT" means a pharmaceutical product that is comprised in part of API and in part of one or more other pharmaceutically active agents in any configuration, formulation or combination.

         1.7 "COMMERCIALLY REASONABLE EFFORTS" means the level of efforts and resources required to carry out clinical or regulatory development, manufacturing, or commercialization, as applicable, of Product in a manner consistent with the efforts that a similarly situated pharmaceutical company would typically devote to a product of similar market potential, profit potential and strategic value.

         1.8 "COMPOUND" means the compound identified as LU 135252 (Darusentan) with the following formula:

                  [GRAPHIC FORMULA]

                  and its racemates, isomers, Prodrugs, active metabolites and any pharmaceutically acceptable salt or complex thereof, in its current and any other formulation, whether made before or after the Effective Date.

         1.9 "CONFIDENTIAL INFORMATION" means any and all information or data relating to the Compound and/or Product which a party discloses to the other party, its employees or representatives, including information that is conceived or reduced to practice during the Term by either party or by a Third Party conducting feasibility and evaluation studies for Myogen, whether in writing, orally or by observation, including, without limitation, all scientific, clinical, technical, commercial, financial and business information and Know-How, and other information or data that is identified as confidential at the time it is communicated. Confidential Information shall not include information or any portion thereof which:

                  (a) is known to the receiving party at the time of disclosure and documented by written records made prior to the date of this Agreement;

                  (b) is subsequently disclosed to the receiving party without any obligations of confidence by an unaffiliated third person who has not obtained it directly or indirectly from the other party and who has the right to make such disclosure;


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED   2

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                  (c) becomes patented, published or otherwise part of the public domain; or

                  (d) is independently developed by or for the receiving party by person(s) having no knowledge of or access to such information and without breach of any confidentiality obligation as evidenced by its written records.

                  (e) The contents of and the Exhibits to this Agreement shall constitute Confidential Information.

         1.10 "CO-PROMOTION" means the joint promotion of the Product by the parties under the same brand name and label.

         1.11 "CO-PROMOTION AGREEMENT" means the agreement setting forth the terms governing the parties Co-Promotion arrangement, to be negotiated by the Parties upon Abbott's exercise of the Co-Promotion Option.

         1.12 "CO-PROMOTION OPTION" shall have the meaning ascribed to such term in Section 3.1 of this Agreement


         1.13 "CO-PROMOTION TERRITORY" means any country in the Myogen Territory where Abbott has entered into a Co-Promotion Agreement with Myogen.


         1.14 "CRD" means the medical condition commonly known as chronic renal disease.

         1.15 "EFFECTIVE DATE" shall have the meaning ascribed to such term in the opening paragraph of this Agreement.

         1.16 "EMEA" means the European Medicines Evaluation Agency, or any successor thereto.

         1.17 "EUROPE" means all members of the European Union as of the Effective Date.


         1.18     "EU Major Markets" means the following countries:
                   United Kingdom, Spain, France, Italy and Germany.


         1.19 "FIELD" means all human and non-human diagnostic, prophylactic and therapeutic uses of the Compound and/or Product in any formulation or dosage form for any and all indications except therapeutic uses and indications in the Cancer Field.

         1.20 "FIRST COMMERCIAL SALE" means the first sale of Product in the Myogen Territory, after Regulatory Approval, by Myogen, any Affiliates or sublicensees of Myogen, or any contract sales force of Myogen or its Affiliates, to any unaffiliated Third Party as evidenced by the selling party's invoice or other relevant document provided to such Third Party. A sale to an unaffiliated Third Party shall not include quantities delivered solely for research purposes, for clinical trials or quantities distributed as free samples or promotions.


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     3

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


         1.21 "IMPROVEMENTS" means all additions, developments, modifications, enhancements and adaptations (i) which directly relate to or are used in connection with the Compound and/or Product, or any formulations thereof or additions, developments, modifications, enhancements, improvements and adaptations thereto, and (ii) which are conceived or reduced to practice during the Term. Ownership of Improvements shall be as set forth in Article 15 hereof.

         1.22 "IND" means an investigational new drug application filed with the applicable Regulatory Authority in a country of the Myogen Territory, in order to commence human clinical testing of a drug. An IND, together with all supplemental filings referencing the initial IND filing, shall be deemed one and the same IND for all purposes of this Agreement.

         1.23 "KNOW-HOW" means any proprietary technology, information, method of use, process, technique, idea or invention (other than the Patents) owned, possessed or used by Abbott or its Affiliates as of the Effective Date which is directly related to or used in connection with the Compound and/or Product, including all trade secrets and any other technical information relating to development, manufacture, use or sale of the Compound and/or Product, provided that Abbott continues to have the right to license and/or sublicense to Myogen.

         1.24 "MANUFACTURING AND SUPPLY AGREEMENT" means an agreement between the parties for the manufacture and supply of Compound and/or Product as contemplated and described more fully under
                  Section 6.6(b) below.


         1.25     "Myogen Territory" means all countries of the world.


         1.26 "MYOGEN TRADEMARK" means any trademark registered, owned or chosen for Product by Myogen in any country of the Myogen Territory and the Co-Promotion Territory.

         1.27 "NDA" means an application (whether original, supplementary or abbreviated) to the applicable Regulatory Authority in a country of the Myogen Territory, for approval by such Regulatory Authority, necessary for the commercial sale of Product in such country. An NDA, together with all supplemental filings referencing the initial NDA filing, shall be deemed one and the same NDA for all purposes of this Agreement.

         1.28 "NET SALES" means gross sales of the Product invoiced to unrelated third parties in arm's length transactions, by Myogen or any Myogen Affiliates or sublicensees of Myogen, or any contract sales force of Myogen or its Affiliates, including, but not limited to, pharmaceutical wholesalers, pharmacies, hospitals or dispensing physicians, less any of the following charges or expenses that are incurred in connection with gross sales of the Product during the Term:


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED    4

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                  (a) discounts, including cash discounts, customary trade allowances or rebates actually taken, governmental rebates, chargebacks, commissions, and group purchasing management fees for formulary access;

                  (b) credits or allowances given or made for rejection, recall or return of previously sold Product actually taken;

                  (c) any tax or government charge, duty or assessment (including any tax such as a value added or similar tax or government charge) levied on the sale, transportation or delivery of Product when included on the invoice or other written document between the parties as payable by the purchaser and collectable by Myogen, its Affiliate or sub-licensee; and

                  (d) freight, postage, transportation, insurance and duties on shipment of Product when included on the invoice or other written document between the parties as payable by the purchaser and collectable by Myogen, its Affiliates or sublicensees.

         With respect to a Combination Product, Net Sales of such Combination Product shall first be calculated in accordance with Net Sales of Product above, and then the Net Sales of such Combination Product shall be determined on a country-by-country basis as follows:


                           (i) by multiplying the Net Sales of such Combination Product by the fraction A/(A+B), where A is the average selling price in such country of Product which contains the Compound as its sole active ingredient and B is the total of the average selling prices in such country of pharmaceutical product(s) which contain each of the other active ingredients as their sole active ingredient; or



                           (ii) if either the average selling price of the Product which contains the Compound as its sole active ingredient or the average selling price of all of the other pharmaceutical products which contain each of the other active ingredients in such Combination Product is not available, by multiplying the Net Sales of such Combination Product by a percentage, determined by mutual agreement of the parties, which represents the proportionate economic value of the Compound relative to the economic value contributed by all other active ingredients in such Combination Product. If the parties cannot agree, then the alternative dispute resolution procedure set forth on Exhibit D shall be used to determine the matter.


         1.29 "PATENTS" means the patent applications and patents listed in Exhibit A hereto and any patents or patent applications derived from those listed in Exhibit A in the sense of making a priority claim to one of those listed patents or patent applications, including foreign equivalents, and any and all substitutions, extensions, additions, reissues, re-examinations, renewals, divisions, continuations, continuations-in-part or supplementary protection certificates and any other patent applications and patents owned by or licensed to (with the right to sublicense) Abbott or its Affiliates during the Term specifically claiming the Compound or Product or solely relating to any Improvements to the Compound derived from Abbott Technology.

         1.30 "PRODRUG" means a pharmaceutical compound which, following administration to a human, is metabolized into the Compound or an Improvement.

         1.31 "PRODUCT" means any formulation containing the Compound or an Improvement to the Compound as an active ingredient for use in the Field.

         1.32 "REGULATORY APPROVAL" or "RA" means all governmental approvals and authorizations necessary for the commercial sale of the Product in a country of the


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     5

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                  Myogen Territory, including, but not limited to, marketing authorization, pricing approval and pricing reimbursement, as applicable.

         1.33 "REGULATORY AUTHORITY" means the United States Food and Drug Administration ("FDA") or any successor entity and its equivalent in other countries of the Myogen Territory, including, but not limited to, the EMEA.


         1.34 "RESISTANT HYPERTENSION" means the indication in which elevated blood pressure in a patient population has been treated with multiple anti-hypertensive therapeutic agents and where the patients' blood pressure has not been adequately controlled. This population includes but is not limited to sub-populations such as patients who also have CRD.


         1.35 "ROYALTY PERIOD" shall have the meaning ascribed to such term in Section 7.4(a) of this Agreement.

         1.36 "TERM" means the period commencing on the Effective Date and terminating as set forth in Article 10 below.

         1.37 "THIRD PARTY" means any entity not a party to this Agreement and not an Affiliate of Myogen or Abbott.

         1.38 "VALID CLAIM" means a claim of an unexpired Patent which covers the manufacture, use or sale of the Product that has not been withdrawn, canceled or disclaimed nor held to be invalid or unenforceable by a court or government agency of competent jurisdiction in an unappealed or unappealable decision.

         1.39 "WORK PLAN" means the preliminary summary of the development plan for the Product, which preliminary summary is attached hereto as Exhibit B, and the final version of which will be completed by Myogen, reviewed by Abbott and attached hereto as the final version of Exhibit B by December 31, 2003.

2.       LICENSE GRANT

         Subject to Abbott's Co-Promotion Rights set out in this Agreement, Abbott hereby grants to Myogen an exclusive right and license in the Myogen Territory, under the Abbott Technology, for all uses in the Field, with the right to grant sublicenses pursuant to Section 6.7 hereof, to (i) research, develop, modify and improve Compound and Product; (ii) apply for and obtain Regulatory Approvals; and (iii) use, import/export, market, offer to sell and sell, Product and Compound; and (iv) make, or have made, the Compound and Product for use in the Field.

3.       ABBOTT'S CO-PROMOTION RIGHTS

         3.1 Abbott shall have the right of first negotiation ("CO-PROMOTION OPTION") to participate with Myogen in the Co-Promotion of Product in the Co-Promotion Territory, under terms and conditions to be negotiated within [/\#/\] of Abbott's exercise of the Co-Promotion Option.


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     6

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


         3.2 The Co-Promotion Option shall become effective upon Myogen's notice to Abbott that it intends to seek a Co-Promotion arrangement in a particular country or group of countries in the Myogen Territory and shall remain open for a [/\#/\] period thereafter ("CO-PROMOTION OPTION PERIOD"). Abbott may exercise its Co-Promotion Option by providing Myogen with notice of its intention to exercise its Co-Promotion Option before the expiration of the Co-Promotion Option Period. The parties shall have [/\#/\] to conclude the terms of the Co-Promotion arrangement in the country or countries in question. If Abbott fails to give notice of its exercise or its election not to exercise its Co-Promotion Option before the expiration of the Co-Promotion Option Period, Abbott will be deemed to have waived all rights under its Co-Promotion Option. In the event Abbott waives or otherwise fails to exercise its Co-Promotion Option or if the parties are unable to conclude an agreement within the [/\#/\] negotiation period, then Myogen shall be free to enter into such an arrangement with any Third Party in that country or group of countries. If Co-Promotion is not legally permitted in any country of the Co-Promotion Territory, Abbott's right to negotiate as set forth in this Section 3.2 will be limited to Co-Marketing rights in such country or countries, the terms of which shall be negotiated by the parties.

4.       JAPAN OPTION

         4.1 JAPAN OPTION. Myogen grants Abbott a right of first negotiation to become Myogen's exclusive development and commercialization partner of Product in Japan ("JAPAN OPTION").

         4.2 The Japan Option shall become effective [/\#/\] following the enrollment of the first patient in the first clinical trial as outlined in the Work Plan and shall remain open for a sixty
                  (60) day period thereafter ("JAPAN OPTION PERIOD"). Abbott may exercise its Japan Option by providing Myogen with notice of its intention to exercise its Japan Option before the expiration of the Japan Option Period. The parties shall have sixty (60) days to conclude the terms of the development and commercialization arrangement for Japan. If Abbott fails to give notice of its exercise or its election not to exercise its Japan Option before the expiration of the Japan Option Period, Abbott will be deemed to have waived all rights under its Japan Option. In the event Abbott waives or otherwise fails to exercise its Japan Option within the Japan Option Period or if the parties are unable to conclude an agreement within the sixty (60) day negotiation period, then Myogen shall be free to enter into such an arrangement with any Third Party in Japan.

5.       INFORMATION

         5.1      CONVEYANCE OF INFORMATION/INVENTORY.

                  (a) By June 30, 2003, Abbott shall convey to Myogen or its designee all the information under Abbott's or its Affiliates' control relating to the


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     7

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.



                           Compound (the "DATA TRANSFER"). Abbott shall use Commercially Reasonable Efforts to ensure that it has located and conveyed all of the information under its and its Affiliates' control and Abbott agrees to immediately convey to Myogen any information which Abbott locates after June 30, 2003. The information to be transferred and conveyed as part of the Data Transfer includes, but is not limited to: (i) all information relating to Patents and Know-How; (ii) worldwide regulatory documentation for the Compound, including, without limitation, complete copies of all existing IND filings for any Product, all supplements thereto and all other regulatory files and FDA correspondence related to any Product; (iii) clinical trial protocols, draft and final clinical reports, case report forms from clinical trials; (iv) safety data, toxicity study reports; (v) data and information related to all indications, doses, and formulations, both actual and proposed, for the Products; (vi) manufacturing protocols, batch records and current standard operating procedures, including, but not limited to, quality analysis and quality control methodologies and standards; (vii) claims related to potential violations of any Third Party rights; and (viii) all collaborative research agreements; in each case, to the extent in the control of Abbott, its Affiliates and agents. For purposes of this Section 5.1, information shall not be deemed under Abbott's and its Affiliates' control if such information is protected by confidentiality agreements with third parties; provided, however, that Abbott shall provide Myogen with notice that such information is subject to third party confidentiality obligations at the time of its identification. With respect to such protected information, Abbott shall use Commercially Reasonable Efforts to obtain the consent of such third parties to release the protected information to Myogen.

                  (b) By June 30, 2003, Abbott will execute and deliver a letter to the FDA authorizing the transfer of the IND filing for the Compound to Myogen and authorizing Myogen to do and take all actions that are necessary to transfer the IND filings for the Compound in the name of Myogen. In addition, during the [/\#/\] day period following the Effective Date Abbott shall provide at an Abbott location to be identified by Abbott reasonable assistance to Myogen, [/\#/\] to Myogen, to affect the orderly transfer of Product-related development activities and regulatory documents to Myogen provided that Myogen shall be responsible for its own out of pocket expenses.

                  (c) Abbott will complete, at Abbott's expense, two ongoing studies nearing completion as of the Effective Date, [/\#/\]. Abbott will complete, at Abbott's option, but subject to Myogen's approval of the applicable expenditures, any of the pre-clinical studies identified on


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED      8

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                           Exhibit C for the Compound, and Myogen will reimburse Abbott for [/\#/\] associated with such studies.

                  (d) By June 30, 2003, Abbott shall, for the purposes of supplying Myogen with Compound for use in conducting clinical trials and at Myogen's expense, initiate the process of re-testing and re-qualifying the Compound and releasing to Myogen the specified quantities of previously manufactured bulk API (Compound) consisting of approximately [/\#/\] of Compound located at Abbott's Ludwigshafen facility. Abbott shall convert re-qualified Compound into tablet form as well as provide matching placebos at Abbott's [/\#/\] plus Abbott's [/\#/\]of Compound in such tablets [/\#/\] according to a manufacturing, delivery and payment schedule to be mutually agreed by the parties. If Abbott is unable to re-qualify the previously manufactured bulk API, Abbott shall, within a Commercially Reasonable time, manufacture a new batch of API sufficient to allow Myogen to commence its clinical trials at Abbott's [/\#/\]. Abbott hereby states that its fully burdened costs for the manufacture of the existing API is [/\#/\]. Abbott shall use commercially reasonable efforts to maintain the cost of the bulk API at a cost equal to or less than [/\#/\]. Myogen shall pay Abbott [/\#/\].

                  (e) Myogen shall, [/\#/\] identify which batches of the existing API they wish Abbott to hold for Myogen's future purchase, and Abbott shall be free to dispose of all batches not so identified. Myogen may purchase quantities of API from time to time on an as-needed basis. Myogen [/\#/\].

                  (f) Abbott represents and warrants that the Compound, matched placebo and Product conveyed to Myogen under
                           Section 5.1(d) has been or shall be manufactured in accordance with current Good Manufacturing Practices ("CGMP"). Other than the foregoing warranty, any Compound shall be conveyed "AS IS" and "WITH ALL FAULTS," WITHOUT ANY OTHER WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE. Myogen shall be responsible for all testing, quality control and certification of such Compound.

6.       FEASIBILITY/EVALUATION/DEVELOPMENT/MANUFACTURING/MARKETING/OTHER

         6.1 FEASIBILITY/EVALUATION STUDIES. Myogen shall use Commercially Reasonable Efforts to evaluate the Compound in accordance with the Work Plan. Myogen shall have sole responsibility for conducting and/or supervising the feasibility and evaluation studies on the Compound as set forth in the Work Plan. Myogen shall provide Abbott with summaries of the feasibility and evaluation studies conducted


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED      9

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                  by or on behalf of Myogen, including summaries of reports and data generated under such studies, on a semi-annual basis (including at any annual review meeting held pursuant to Section 6.2 below), and all such information shall be treated as Myogen's Confidential Information. Recognizing that certain work to be conducted on behalf of Myogen will be performed by one or more Third Parties and recognizing that such work (e.g., formulations) may involve the patented subject matter of such Third Party, Myogen will use Commercially Reasonable Efforts to: (a) provide in its license with the Third Party that the patented subject matter of such Third Party may be sublicensed to Abbott in the event that the Compound and Product are returned to Abbott under Sections 6.3(b) and
                  Article 10; and (b) negotiate a [/\#/\] with such Third Party. In the event that Myogen is unable to negotiate a royalty-free license/sublicense, Abbott agrees to [/\#/\] thereunder if it elects to practice under such license/sublicense following the return of the Compound and Product under Sections 6.3(b) and
                  Article 10. Myogen agrees to promptly provide Abbott with written notice of the terms of any [/\#/\] prior to entering into any such [/\#/\] with Third Parties, which pertain to the Compound and/or Product, in order for Abbott to have the opportunity to comment on said terms and conditions before Myogen enters into that [/\#/\].

         6.2 REVIEW. Beginning six (6) months following the Effective Date and every six (6) months thereafter while Myogen is developing the Compound, Myogen shall provide Abbott with a written report reviewing the progress of the Work Plan and the results of such work and studies remaining to be completed under the Work Plan, which report shall be deemed Myogen Confidential Information. In the event Abbott so requests, the parties shall meet in person once during each calendar year to discuss these topics. The meeting shall be held at a mutually agreeable time at Myogen's headquarters. Each party shall be responsible for its own costs of attendance.

         6.3      CLINICAL DEVELOPMENT.

                  (a) Myogen shall use Commercially Reasonable Efforts to develop the Compound in accordance with the Work Plan and not to materially deviate from the time schedule stated therein except as may be dictated by valid scientific, clinical and/or Regulatory circumstances and shall use Commercially Reasonable Efforts to maximize the commercial opportunity of the Compound and Product. Myogen may modify the Work Plan if required to adjust the Work Plan under such circumstances and will communicate such modifications to Abbott. If Myogen requires any other material modification to the Work Plan, it will so notify Abbott within a reasonable time. Myogen shall have sole responsibility for designing, conducting and paying for the cost of the clinical development of Product and shall use Commercially Reasonable Efforts to conduct such


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     10

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                           clinical development as set forth below. Abbott hereby agrees that [/\#/\].

                  (b) In the event Myogen breaches a material obligation under Section 6.3(a) or 6.5(b) of this Agreement, Abbott may then advise Myogen that Abbott believes that Myogen has breached such material obligation and that Abbott is adversely impacted thereby. Upon so advising Myogen, either Party may initiate an alternative dispute resolution procedure ("ADR") as set forth in Exhibit D and request the ADR to rule upon whether Myogen has breached any such material obligation. In the event that the neutral conducting such ADR renders a ruling that Myogen has breached such material obligation and that Abbott was adversely impacted thereby, and Myogen fails to comply with the terms of the neutral's ruling within the time specified therein for compliance (which in no event shall be less than ninety (90) days), or if such compliance cannot be fully achieved by such date, Myogen has failed to commence compliance and/or has failed to use diligent efforts to achieve full compliance as soon thereafter as is reasonably possible, then Abbott's sole remedy shall be the right to terminate this Agreement and the licenses granted hereunder, and to obtain from Myogen a license to Improvements under Section 15.

         6.4      COMMERCIALIZATION.


                  (a) Myogen shall use Commercially Reasonable Efforts to develop, register and commercialize Product in the U.S. and EU Major Markets. It is the parties' expectation that Myogen will commercialize Product in all commercially viable markets in the Myogen Territories other than the Co-Promotion Territories within [/\#/\] following First Commercial Sale of the Product. If, following such [/\#/\] period, there remain markets outside the Co-Promotion Territories where Myogen is not commercializing Product which Abbott, in its reasonable estimation, believes are commercially viable markets, then the parties shall meet within thirty (30) days of Abbott's written notice for the purpose of developing a mutually agreeable action plan for such under-served markets. If the parties are unable to agree on an action plan, Myogen shall have the option to enlist a marketing partner to assist Myogen in marketing the Product in the underserved markets, or to offer to Abbott the option, for Abbott and its Affiliates, to sell the Product directly in each such country, by paying to Myogen or its sublicensees a reasonable royalty to be mutually agreed by the Parties. Myogen agrees to provide Product to Abbott and its Affiliates for sale in



[/\#/\] CONFIDENTIAL TREATMENT REQUESTED       11

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.



                           each such country at the same delivered [/\#/\] of goods (as evidenced by Myogen's internal records) incurred by Myogen in procuring or manufacturing Product for its own sales plus [/\#/\] and to cooperate with Abbott by, among other things, working with Abbott and its Affiliates to coordinate, in the relevant country, marketing and sales strategies and the development of selling and other materials necessary for the effective sale and marketing of Product in such country consistent with Myogen's global Product marketing strategies. The rights and obligations of the parties with respect to commercialization within the Co-Promotion Territory will be as agreed upon and set forth in the Co-Promotion Agreement.


                  (b) If there is any material disagreement between the parties concerning whether a market is commercially viable such that Myogen should be commercializing Product in accordance with Section 6.4(a) hereof, or if Myogen reasonably believes that enlisting a marketing partner (including Abbott) to assist it in selling the Product in a particular country will have a substantial negative impact on Myogen's local, regional or global commercial efforts, then the matter may be submitted to ADR. If the neutral conducting such ADR makes a final determination that a market is commercially viable and that Myogen should be commercializing Product in such market, the neutral shall provide Myogen with the opportunity to commercialize Product in such market. If Myogen fails to commercialize Product within the time period prescribed by the neutral (which in no event shall be less than ninety (90) days), then the neutral may issue an order allowing Abbott to terminate Myogen's license with respect to that country.

         6.5      MARKETING/MARKETING PLAN/REGULATORY REVIEWS.

                  (a) Except as set forth in Articles 3 and 4 above, in the Myogen Territory and subject to Abbott's [/\#/\] rights, if any, Myogen shall have sole responsibility for marketing Product, including entering into any co-marketing and/or co-promotion arrangement. Myogen shall distribute all Product samples in the United States in accordance with the Prescription Drug Marketing Act.


                  (b) Subject to the terms of any [/\#/\] arrangement between Myogen and Abbott, six months prior to launch in any of the EU Major Markets, the United States or Canada (collectively "Key Markets"), Myogen shall prepare a marketing plan ("Marketing Plan"), with regard to the marketing and sale of the Product. The Marketing Plan shall contain a ten year sales forecast for each indication for the [/\#/\], a detailed summary of the size of the sales force to be utilized in the sale of the Product, and detailed estimate of the promotional spending to be allocated to the promotion of the Product. Myogen shall on a commercially reasonable basis enlist the



[/\#/\] CONFIDENTIAL TREATMENT REQUESTED      12

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                           services of professional consultants normally used in the development of similar marketing plans for products similar to Product. Abbott shall have the opportunity to review said Marketing Plan sufficiently in advance of its finalization in order to provide comments to said Marketing Plan. Myogen shall ensure that the Marketing Plan is sufficient to maximize the commercial opportunity of Darusentan and shall use Commercially Reasonable Efforts to implement such Marketing Plan.

                  (c) Myogen shall, at its sole expense and consistent with its obligations under Section 6.4(a), apply for RA's in all countries in the Myogen Territory for the purposes of selling the Product.

         6.6      MANUFACTURING.

                  (a) Myogen will be solely responsible for and/or will arrange for the manufacture of Compound and/or Product. Abbott shall provide Myogen with the manufacturing protocol for the Compound and/or Product, which protocol shall be considered Abbott Confidential Information. All additional Know-How or Abbott Confidential Information relating to raw materials or precursors to the Compound, and all additional information and documentation in Abbott's or its Affiliates' possession, which are necessary to make Compound and/or Product, shall be transferred to Myogen by June 30, 2003.

                  (b) If Myogen elects to negotiate terms and conditions with a Third Party manufacturer ("TPM") for the manufacture and supply of the Compound and/or Product to Myogen, Myogen shall first offer Abbott the opportunity to negotiate a Manufacturing and Supply Agreement providing for Abbott to supply Myogen with its requirements of the Compound and Product. The parties shall have [/\#/\] to execute a definitive Manufacturing and Supply Agreement. If the parties are unable to conclude a definite Manufacturing and Supply Agreement, then Myogen shall be free to negotiate such an agreement with a TPM. Myogen shall be solely responsible for all costs and expenses necessary to qualify such TPM. Myogen may provide the manufacturing protocol to the TPM under terms that provide for the protection of Abbott Confidential Information.

         6.7 SUBLICENSING. Subject to Abbott's Co-Promotion rights, Myogen may sublicense its rights under this Agreement, in the Myogen Territory, without obtaining Abbott's prior written consent. Each sublicense shall be in writing and shall include provisions acknowledging that such sublicense is subject to the license granted Myogen under this Agreement, that each sublicensee shall make reports and keep and maintain records of sales to at least the same extent as required under this Agreement, allowing Abbott the same access and audit rights as permitted under this Agreement, and that such sublicense shall be automatically


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED       13

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                  terminated upon termination of this Agreement. Myogen shall remain primarily liable for the performance of sublicensees. Myogen shall provide Abbott with a copy of each sublicense agreement.

7.       FINANCIALS

         7.1 EXECUTION LICENSE FEE. Myogen shall pay to Abbott a non-refundable payment of Three Million Dollars ($3,000,000) in cash on the Effective Date.

         7.2 SECOND LICENSE FEE PAYMENT. Myogen shall convey to Abbott a non-refundable payment of Two Million Dollars ($2,000,000) in cash on or before December 31, 2003.

         7.3 MILESTONES. Myogen shall make the following [/\#/\] milestone payments ("Milestones") to Abbott within [/\#/\] of the occurrence of the following events with respect to any Product, regardless of whether or not Myogen has sublicensed any of its rights under this Agreement:


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED       14

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


REGULATORY FILING MILESTONE                                           PAYMENT

Submission of first filing of an NDA in [/\#/\]:                      [/\#/\]

Submission of first filing seeking Regulatory                         [/\#/\]
Approval in [/\#/\]:

REGULATORY APPROVAL MILESTONE                                         PAYMENT

First Indication:

Upon Regulatory Approval in [/\#/\]:                                  [/\#/\]
Upon Regulatory Approval of an [/\#/\] filing or approval in
[/\#/\]:                                                              [/\#/\]
Upon Regulatory Approval in [/\#/\]:                                  [/\#/\]

Second Indication:

Upon Regulatory Approval in [/\#/\].:                                 [/\#/\]
Upon Regulatory Approval of an [/\#/\] filing or approval in
[/\#/\]:                                                              [/\#/\]
Upon Regulatory Approval in [/\#/\]:                                  [/\#/\]

Third Indication:

Upon Regulatory Approval in [/\#/\]:                                  [/\#/\]
Upon Regulatory Approval of an [/\#/\] filing or approval in
[/\#/\]:                                                              [/\#/\]
Upon Regulatory Approval in [/\#/\]:                                  [/\#/\]


Each milestone payment will be made only once regardless of how many Products are developed or commercialized or the number of indications for which a Product has received Regulatory Approval. The total maximum milestone payments and license fees due Abbott with respect to any and all Products if all of the foregoing milestones are met will be [/\#/\].

For purposes of this Section 7.3 the term "Indication" with respect to Second Indication and Third Indication refers to a new indication for the use of an existing, approved Product for which (a) an additional clinical trial must be conducted with the Product in order to obtain Regulatory Approval for such use; and (b) where such Regulatory Approval results in a Regulatory Authority-approved label expanding the approved uses of the Product.


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED      15

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.



         7.4      ROYALTY PAYMENTS.


                  (a) MARGINAL ROYALTY RATE AND ROYALTY PERIOD. Beginning with the First Commercial Sale by Myogen, any Affiliates or sublicensees of Myogen, or any contract sales force of Myogen or its Affiliates, Myogen shall pay to Abbott a royalty on annual aggregate worldwide Net Sales of all Product in accordance with the following schedule:


                           ANNUAL NET SALES            MARGINAL ROYALTY RATE

                           [/\#/\]                            [/\#/\]
                           [/\#/\]                            [/\#/\]
                           [/\#/\]                            [/\#/\]


                           In those countries where no Valid Claim exists at the time of launch of the Product covering the Compound or any Product, Myogen will pay Abbott a royalty of [/\#/\] of Myogen's Net Sales in such country in consideration for licenses to Abbott Know-How relating to the Compound or Product for a period of not more than [/\#/\] after Regulatory Approval of the Product in such country; provided however, if during the Term a Valid Claim comes into existence for any such country, then the normal royalty rate shall apply to sales in that country unless generic competition to the Product exists in that country and the generic product has at least a [/\#/\] market share in that country, in which case the reduced royalty rate shall apply for the [/\#/\] period described above for so long as the generic product has a [/\#/\] market share, provided however, if the market share of the generic product drops below [/\#/\] during such [/\#/\] period, the normal royalty rate shall again apply for so long as the market share of the generic product is below [/\#/\].

                           The obligation of Myogen to pay a full royalty to Abbott shall be on a country-by-country basis and shall continue with respect to Product manufactured or sold in a country until the expiration of the last Patent in such country that contains a Valid Claim (the "ROYALTY PERIOD").

                  (b) REDUCED ROYALTY. Upon the end of the Royalty Period in any country of the Myogen Territory on a country-by-country basis, Myogen shall have an exclusive, perpetual and irrevocable license under the Abbott Technology in such country of the Myogen Territory, with all of the rights granted under
                           Article 2 hereof, except that, for a period of [/\#/\] from the expiration of the Valid Claim in that country, Myogen shall pay to Abbott a reduced royalty of [/\#/\] of Net Sales of Product in such country (the "REDUCED ROYALTY PERIOD").


                  (c) ROYALTY REPORTS AND PAYMENTS. Beginning with the First Commercial Sale anywhere in the Myogen Territory, within forty-five (45) days after the end of each calendar quarter, Myogen shall



[/\#/\] CONFIDENTIAL TREATMENT REQUESTED      16

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                           prepare and deliver to Abbott a report detailing the calculation of Net Sales, on a country-by-country basis, for such just ended quarter along with the calculation of royalties due thereon pursuant to Sections 7.4(a) and (b) above. Each report shall be accompanied by full payment in U.S. dollars of the royalties shown thereon to be due. In the event that conversion from foreign currency is required in calculating a royalty payment hereunder, the exchange rate used shall be the average of the ratio in effect on the first business day and the last business day of the applicable quarter for which royalties are calculated, as reported at the 9:00 am (Central Standard Time) exchange rate according to Reuters, or a substantially similar global publication if Reuters is no longer published. All such quarterly reports shall show sales in the currency of the country in which the sales were made and the currency conversion rate used to arrive at the US dollar amounts shown in the quarterly report.

                  (d) BOOKS AND RECORDS/AUDIT RIGHTS. Myogen shall keep books and records accurately showing all Products manufactured, used or sold under the terms of this Agreement. The relevant portions of such books and records shall be open to inspection by representatives of Abbott, at Abbott's cost, solely for the purposes of determining the correctness of the royalties payable under this Agreement. Such audit, conducted no more than one time per calendar year, shall be during normal business hours after reasonable advance notice and subject to suitable confidentiality provisions. In the event an audit shows a deficiency to be due, Myogen shall immediately pay such deficiency along with the reasonable costs and expenses of the audit if the deficiency is more than five percent (5%) of the amount due during such audited period. If the audit shows that an excess was paid, Myogen shall be entitled to deduct the amount of such excess from the payment due for the next calendar quarter. Such books and records shall be preserved for a period of at least three (3) years after the date of the royalty payment to which they pertain, and no audit may be conducted with respect to royalties due in any calendar year that is more than two (2) years preceding the calendar year in which the audit is being conducted. Books and records for a given calendar year may only be audited once.

                  (e) WITHHOLDING TAXES ON ROYALTIES. Where any sum due to be paid to Abbott hereunder is subject to any withholding or similar tax, the parties shall use all reasonable efforts to do all such acts and things and to sign all such documents as will enable them to take advantage of any available exemption, applicable double taxation agreement or treaty. In the event there is no exemption or applicable double taxation agreement or treaty, or if an applicable double taxation agreement or treaty reduces but does not eliminate such withholding or similar tax, Myogen shall pay such


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     17

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                           withholding or similar tax to the appropriate government authority, deduct the amount paid from the amount due Abbott and secure and send to Abbott proof of such payment, together with copies of all relevant correspondence with such government authority.

                  (f) THIRD PARTY ROYALTIES. In the event that Myogen is required to pay royalties to a Third Party under patents in any country owned or controlled by such Third Party, Myogen will be entitled to deduct [/\#/\] of such Third Party royalties against royalty payments due to Abbott; provided that royalties due to Abbott shall not be reduced by greater than [/\#/\] and provided further that a license under such Third Party patents is necessary in order to market any Product in said country. Notwithstanding the foregoing, prior to the Effective Date, Abbott has provided to Myogen a list of any known royalties that are owed to Third Parties as of the Effective Date along with copies of any agreements with Third Parties pursuant to which such royalties are owed, and Myogen shall have no liability with respect to and shall have no obligation to pay any such Third Party royalty obligations incurred with respect to the Product prior to the Effective Date.

                  (g) LATE PAYMENTS. Any payments due under this Agreement, which are late, shall bear interest at the rate of one percent (I%) per month.

8.       REPRESENTATIONS/WARRANTIES

         8.1 REPRESENTATIONS AND WARRANTIES OF ABBOTT. Abbott represents and warrants that:

                  (a) it is duly organized, validly existing and in good standing under the laws of Illinois, that it has full corporate power and authority to enter into this Agreement and to carry out its provisions, and that there are no outstanding agreements, assignments or encumbrances in existence that are inconsistent with the provisions of this Agreement;

                  (b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and that the execution, delivery and performance of this Agreement by it does not require the consent, approval or authorization of or notice, filing or registration with any governmental agency or Regulatory Authority;

                  (c) as of the Effective Date, to the best of Abbott's knowledge, (i) it has sufficient rights under the Abbott Technology necessary to grant the rights specified in this Agreement and to perform its obligations hereunder; (ii) there are no claims, judgments or settlements against or owed by it relating to the Abbott Technology; (iii) the exercise of Myogen's rights to


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED      18

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                           the Compound under this Agreement or Myogen's use of the Abbott Technology under this Agreement will not infringe any intellectual property rights of a Third Party with the exception of infringement arising from the use of Compound or Abbott Technology in combination with the technology of a Third Party and such infringement would have been avoided without such combination; (iv) the material provided to Myogen concerning the manufacturing process for the Compound as it relates to process historical cost, historical yield and historical quality are accurate in all material respects; (v) there are no known adverse events that have not been described in the documents provided to Myogen or the applicable Regulatory Authority; (vi) Abbott has exerted Commercial Reasonable Efforts to gather and convey to Myogen all documents in Abbott's or its Affiliates' possession and notices from Regulatory Authorities as part of the Data Transfer described in Article 5.1
                           (a); and (vii) Exhibit A includes the relevant Patents necessary to market and sell the Product as contemplated in the Work Plan.

                  (d) as of the Effective Date, to the best of Abbott's knowledge, (i) none of the Patents are invalid or unenforceable, (ii) it has complied in all material respects with all applicable laws and regulations in connection with the preparation and submission of any filings with any Regulatory Authority; (iii) it has filed with applicable Regulatory Authorities all required and material notices, supplemental applications and annual or other reports, including adverse experience reports, with respect to the Compound; and (iv) there is no pending or overtly threatened action by the Regulatory Authorities that will have a material adverse effect on the timing of a Regulatory Approval of the Compound or any Products.

         8.2 REPRESENTATIONS AND WARRANTIES OF MYOGEN. Myogen represents and warrants that it is duly organized, validly existing and in good standing under the laws of Delaware, that it has full corporate power and authority to enter into this Agreement and to carry out its provisions, and that there are no outstanding agreements, assignments or encumbrances in existence that are inconsistent with the provisions of this Agreement. Myogen further represents and warrants that it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and that the execution, delivery and performance of this Agreement by it does not require the consent, approval or authorization of or notice, filing or registration with any governmental agency or Regulatory Authority.

         8.3 INDEMNIFICATION BY MYOGEN. Myogen shall indemnify and hold Abbott, its Affiliates and their directors, officers, employees and agents harmless from and against any and all liabilities, actions, suits, claims, demands, prosecutions, damages, costs, expenses or money judgments finally awarded (including


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED      19

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                  reasonable legal fees) (collectively, "LIABILITIES") incurred by or instituted or rendered against Abbott to the extent such Liabilities result from a Third Party claim arising from product liability claims or from the willful misconduct or the negligent acts or omissions of Myogen or its Affiliates or Myogen's material breach of this Agreement, except to the extent such Third Party claims arise out of the negligence or willful misconduct of Abbott, its Affiliates and their directors, officers, employees and agents, or the material breach of this Agreement or the Manufacturing and Supply Agreement, if any, by Abbott, its Affiliates and their directors, officers, employees and agents, and provided that Abbott gives Myogen prompt notice in writing of any such claim or lawsuit and permits Myogen to undertake sole control of the defense and settlement thereof at Myogen's expense. In any such claim or lawsuit:

                  (a) Abbott will cooperate in the defense by providing access to witnesses and evidence available to it. Abbott shall have the right to participate, at its expense, in any defense to the extent that in its reasonable judgment Abbott may be prejudiced by Myogen's sole defense thereof.

                  (b) With respect to this Agreement, Abbott shall not settle, offer to settle or admit liability in any claim or suit in which Abbott intends to seek indemnification by Myogen without the written consent of the CEO, COO or CFO of Myogen.

         8.4 INDEMNIFICATION BY ABBOTT. Abbott shall indemnify and hold Myogen, its Affiliates and their directors, officers, employees and agents harmless from and against any and all Liabilities, incurred by or instituted or rendered against Myogen to the extent such Liabilities result from a Third Party claim arising from the willful misconduct or the negligent acts or omissions of Abbott or its Affiliates or Abbott's material breach of this Agreement, except to the extent such Third Party claims arise out of the negligence or willful misconduct of Myogen, its Affiliates and their directors, officers, employees and agents, or the material breach of this Agreement by Myogen, its Affiliates and their directors, officers, employees and agents, and provided that Myogen gives Abbott prompt notice in writing of any such claim or lawsuit and permits Abbott to undertake sole control of the defense and settlement thereof at Abbott's expense. In any such claim or lawsuit:

                  (a) Myogen will cooperate in the defense by providing access to witnesses and evidence available to it. Myogen shall have the right to participate, at its expense, in any defense to the extent that in its reasonable judgment Myogen may be prejudiced by Abbott's sole defense thereof

                  (b) With respect to this Agreement, Myogen shall not settle, offer to settle or admit liability in any claim or suit in which Myogen intends to seek


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED      20

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                           indemnification by Abbott without the written consent of a duly authorized officer of Abbott.

         8.5 REPORTABLE OCCURRENCES. Each party warrants that it shall advise the other promptly of any occurrence, which is reported or reportable by it to the Regulatory Authorities relating in any way to the Compound or the Product.

         8.6 LIMITATION. EXCEPT FOR THE EXPRESS WARRANTIES IN THIS ARTICLE 8, NEITHER PARTY MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE. EACH PARTY SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. EXCEPT FOR VIOLATIONS OF ARTICLE 9 AND AMOUNTS FINALLY AWARDED FOR INDEMNIFICATION FOR THIRD PARTY LIABILITIES UNDER SECTIONS 8.3 AND 8.4 ABOVE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY HERETO FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING LOST OR ANTICIPATED PROFITS RELATING TO THE SAME) ARISING FROM ANY CLAIM RELATING TO THIS AGREEMENT, WHETHER SUCH CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, EVEN IF AN AUTHORIZED REPRESENTATIVE OF SUCH PARTY IS ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SAME.

9.       CONFIDENTIALITY AND NON-DISCLOSURE

         9.1 NONDISCLOSURE. Neither party shall use or disclose any Confidential Information received by it from the other party pursuant to this Agreement without the prior written consent of the other. This obligation will continue for a period of seven (7) years after termination of this Agreement or expiration of the Term, whichever is earlier. Subject to the exceptions immediately below, Abbott shall hold in confidence and shall not directly or indirectly disclose or provide to any Third Party information pertaining to the Compound or Abbott Technology without Myogen's prior written consent. The parties recognize that pursuant to Articles 3 and 4, Abbott may be involved in marketing and selling the Compound and Product in the Co-Promotion Territory. Abbott shall be permitted to disclose information pertaining to the Compound and the Abbott Technology to the extent necessary for Abbott to perform its obligations under this Agreement, including, but not limited to, its Co-Promotion activities, and only if the recipient of such information is under a duty of confidentiality to Abbott.

         9.2 RESTRICTION. Each party shall restrict dissemination of Confidential Information to those of its employees, contractors, agents and sublicensees (if any) who have an actual need to know and have a legal obligation to protect the confidentiality of such Confidential Information. All Confidential Information disclosed by one


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED      21

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                  party to the other shall remain the sole property of the disclosing party and neither party shall obtain any right of any kind to the Confidential Information disclosed, except as granted under this Agreement.

         9.3 RESTRICTION EXEMPTIONS. Nothing contained in this Article 9 shall be construed to restrict the parties from using or disclosing Confidential Information solely to the extent and solely as required:

                  (a)      for regulatory, tax or customs reasons;

                  (b) by court order or other governmental order or written request, provided in each case the party disclosing information promptly informs the other and uses its best efforts to limit the disclosure and to maintain confidentiality to the maximum extent possible and permits the other party to attempt by appropriate legal means to limit such disclosure; or

                  (c) to perform acts permitted by this Agreement, including (i) disclosure by Myogen to third parties undertaking feasibility and evaluation studies, clinical trials and the like on behalf of Myogen, so long as such third parties are under a legal obligation to Myogen to protect the confidentiality of such Confidential Information, or (ii) disclosure by Myogen to sublicensees, so long as such sublicensees are under a legal obligation to Myogen to protect the confidentiality of such Confidential Information, or (iii) disclosure by Myogen in connection with the marketing and commercial sale of Product, or (iv) disclosure by Myogen to the extent required by law; and (v) disclosure by Abbott in connection with its Co-Promotion activities, if any.

10.      TERM AND TERMINATION

         10.1 This Agreement shall continue in effect unless and until terminated as provided in this Section 10 or in Section 6.3(b). Upon the end of the Royalty Period in any country of the Myogen Territory, Myogen shall have an exclusive, subject to Abbott's Co-Promotion Rights, perpetual and irrevocable license under the Abbott Technology, with all of the rights granted under Article 2 hereof, and without any further obligation to Abbott, except for the payment obligations accruing prior to such date and the indemnification obligations under Section 8.3, and except for any obligation to pay a reduced royalty for the Reduced Royalty Period, as provided in Section 7.4(b) hereof.

         10.2 If, after January 1, 2004, Myogen determines in its reasonable scientific and commercial judgment that the Compound does not have an acceptable profile or a reasonable likelihood of commercial success, or that it is economically or technically impractical for Myogen to continue developing and marketing the Product, Myogen shall have the right to terminate this Agreement upon ninety


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED      22

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                  (90) days written notice, at the end of which the termination shall be effective. Upon such termination, Myogen shall pay all payments and royalties which may have become due prior to the effective date of such termination, including, but not limited to, the Second License Fee Payment provided for under
                  Section 7.2, and Myogen shall assign and deliver, and Abbott shall be entitled to retain for its own use, all studies and information relating to the Compound. Myogen shall transfer all RA's held in its name and Abbott shall be granted a license to all Improvements as set forth in Section 15 hereof. In addition, Myogen shall continue to be responsible for any milestones obtained by Myogen (or its sublicensee) with respect to the Product thereafter notwithstanding Myogen's earlier termination under this Section 10.2.

         10.3 Either party may terminate this Agreement by giving to the other party prior written notice of not less than thirty (30) days in the case of a monetary breach and of not less than ninety (90) days in the event the other party shall commit a non-monetary material breach of this Agreement (other than an alleged breaches of Sections 6.3(a) or 6.5(b) or Section 6.4(a), in which event the provisions of Sections 6.3(b) and
                  Section 6.4(b), respectively, shall apply), and such breaching party (or that party's sublicensee) shall fail to cure, or commence action to cure, such breach during such thirty (30) or ninety (90) day period, as applicable. In the case of a non-monetary breach (other than an alleged breaches of Sections 6.3(a) or 6.5(b) or Section 6.4(a), the cure period may be extended for such longer period as may reasonably be necessary if cure is not reasonably possible within the initial ninety (90) day period, provided the breaching party continues its diligent efforts to cure. No such cancellation and termination shall release the breaching party from any obligations hereunder incurred prior thereto. In the event of a dispute whether a material breach has occurred, the existence of material breach shall be determined using the ADR procedure set forth in Exhibit D. A party's right to terminate this Agreement shall only apply if the breaching party fails to cure such breach in the manner required by the final judgment of the ADR hearing. In the event that this Agreement is terminated for Myogen's material breach, Abbott shall be entitled to retain for its own use all funds previously paid by Myogen, Myogen shall pay all payments and royalties which may have become due prior to the effective date of such termination, including, but not limited to, the Second License Fee Payment provided for under Section 7.2, and Myogen shall assign and deliver, and Abbott shall be entitled to retain for its own use, all studies and information relating to the Compound, Myogen shall transfer all RA's held in its name and Abbott shall be granted a license to all Improvements generated hereunder as set forth in Section 15 hereof. In the event this Agreement is terminated for Abbott's material breach, Myogen shall be entitled to retain for its own use all studies, information and Improvements generated hereunder, no license to Improvements shall be granted to Abbott under
                  Section 15 hereof and Abbott shall be obligated pay any amounts that became payable pursuant to this Agreement prior to the termination date.


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED      23

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


         10.4 Either party may terminate this Agreement on thirty (30) days notice if the other party passes a resolution or the court makes an order for its winding up; or has a receiver or administrator appointed over its business or all of its assets; or is or becomes bankrupt; or ceases its business operations. In the event that this Agreement is terminated under this Section 10.4, subject to the other terms of this Agreement, the terminating party shall be entitled to the assignment and delivery of, and shall be entitled to retain for its own use all studies, information and Improvements (subject to the license set forth in Section 15 as it concerns Abbott) generated hereunder. Notwithstanding the bankruptcy or insolvency of Abbott or the impairment of performance by Abbott of its obligations under this Agreement as a result of bankruptcy or insolvency of Abbott, Myogen shall be entitled to retain the licenses granted herein, without any further obligation to Abbott other than the payment obligations under
                  Article 7.

         10.5 Termination of this Agreement shall be without prejudice to any rights of either party against the other which may have accrued up to the date such termination becomes effective.

         10.6 All causes of action accruing to either party under this Agreement shall survive expiration or termination of this Agreement for any reason.

         10.7 Upon any termination or expiration of this Agreement, each party shall promptly return to the other party all written Confidential Information of the other party, and all copies thereof (retaining one copy of the Confidential Information of the other in its confidential files for archival purposes only), which is not covered by a paid-up license or other rights specified herein surviving such termination or expiration.

         10.8 In the event the Myogen license in Article 2 hereof is terminated for any country due to an uncured material breach by Myogen, Myogen agrees to provide Product to Abbott and/or its Affiliates, or their designee, for sale in each such country at the same fully burdened delivered cost of goods (as evidenced by Myogen's internal records) incurred by Myogen in procuring or manufacturing Product for its own sales and to cooperate with Abbott, or its designee, by, among other things, coordinating marketing and sales strategies consistent with Myogen's global Product marketing strategies, clinical studies and development plans.

11. INFRINGEMENT OF PATENTS BY THIRD PARTY. In the event of an actual or suspected infringement of a Patent by a Third Party, the following shall apply:

         11.1 NOTICE. Each party shall give the other written notice if one of them becomes aware of any infringement by a Third Party of any Patent. Upon notice of any such infringement, the parties shall promptly consult with one another with a view toward reaching agreement on a course of action to be pursued.


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED      24

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


         11.2     ABBOTT'S RIGHT TO BRING INFRINGEMENT ACTION.

                  (a) ABBOTT ELECTION. If a Third Party infringes any Patent, Abbott shall have the right, but not the obligation, to institute and prosecute an action or proceeding to abate such infringement and to resolve such matter by settlement or otherwise.

                           (i) Abbott shall notify Myogen of its intention to bring an action or proceeding prior to filing the same and in sufficient time to allow Myogen the opportunity to discuss with Abbott the choice of counsel for such matter. Abbott shall keep Myogen informed of material developments in the prosecution or settlement of such action or proceeding. Abbott shall be responsible for all fees and expenses of any action or proceeding against infringes which Abbott initiates. Myogen shall cooperate fully [/\#/\], including executing and making available such documents as Abbott may reasonably request, and Myogen may, at its option or at the request of Abbott, join such action as co-plaintiff or party plaintiff if legally permissible or if the maintenance of the action or proceeding requires the same. In the event Myogen joins such action or proceeding at its election, or at the request of Abbott, it may be represented by its own counsel [/\#/\].

                           (ii) If Abbott elects not to exercise such right, and the parties disagree on the utility of bringing an action against an alleged infringer, then the parties shall submit their disagreement to a mutually agreeable Third Party attorney with experience in patent litigation in the country of infringement for resolution. If the Third Party attorney decides that an infringement action has a reasonable chance of success, then Abbott shall be obligated to institute an action or proceeding in accordance with
                                    Section 11.2(a)(i) above. If the Third Party attorney decides that an infringement action does not have a reasonable chance of success, then no action shall be brought by either party unless Abbott elects within ten
                                    (10) days of the neutral's decision to
                                    institute such an action or proceeding (or except as otherwise provided in accordance with Section 11.2(a)(iii) below).

                           (iii) If Myogen reasonably believes there is substantial merit to bringing such an action notwithstanding the neutral's decision pursuant to Section 11.2(a)(ii) above; or if Abbott elects to bring such action but delegates the authority to institute and prosecute such action or proceeding to Myogen, Myogen shall have the right to institute and prosecute such action or proceeding to abate such


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     25

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                    infringement and to resolve such matter by settlement or otherwise. Abbott shall cooperate fully by joining as a party plaintiff if reasonably requested to do so by Myogen or if required to do so by law to maintain such action and by executing and making available such documents as Myogen may reasonably request. Abbott may be represented by counsel in any such action, [/\#/\].

                           (b) ABBOTT'S USE OF PROCEEDS. All amounts of every kind and nature recovered from an action or proceeding of infringement brought by Abbott shall belong to Abbott, and shall be used first to reimburse Abbott for its documented and actual costs of prosecution, including attorneys' fees, expert fees and all other related expenses, second to reimburse Myogen for its documented and actual costs if it is represented by counsel in the proceeding. If such damage award is based upon a finding of Myogen's lost sales, the balance of the amount awarded as compensatory damages shall, beyond the costs incurred by Abbott and Myogen for their respective participations in the action or proceeding, shall first be used to provide Abbott the royalty it would have received if the lost sales had been licensed sales of Myogen under Section 7.4(a) hereinabove, and then the parties shall [/\#/\] unless the award is based upon lost profits of Myogen and Myogen participated as a party. In such case, Myogen shall be entitled to [/\#/\] of said remainder. Any exemplary damages awarded shall be [/\#/\] between Myogen and Abbott; [/\#/\].

                           (c) MYOGEN'S USE OF PROCEEDS. All amounts of every kind and nature recovered from an action or proceeding of infringement brought by Myogen [/\#/\], and shall first be used to reimburse Myogen for its documented and actual costs of prosecution, second to reimburse Abbott for its documented and actual costs if it is represented by counsel in the proceedings, and the balance shall be considered Net Sales under this Agreement and subject to royalty obligation under
                                    Section 7.4.

12. INFRINGEMENT OF THIRD PARTY RIGHTS; MYOGEN DEFENSE OF SUIT. If Abbott, its Affiliates, Myogen, its Affiliates, sublicensees, distributors or other customers are sued or threatened with suit by a Third Party alleging infringement of patents or other intellectual property rights that are alleged to cover the manufacture, use, sale, import, export or distribution of one or more Products, Abbott or Myogen, whichever is relevant, will promptly notify the other in writing and provide a copy of the lawsuit or claim. Myogen shall control the defense in any such claim or suit. Myogen shall keep Abbott timely informed of material developments in the defense of such claim or suit. If Myogen expends any amounts in connection with any Third Party claim of infringement or misappropriation, or is required to pay a royalty or other amount to a Third Party for the manufacture, use, sale, import, export or distribution of one or more Products in the Myogen Territory as a result of a final judgment or settlement, such amounts shall be


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     26

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.



         [/\#/\], but only where such claim, judgment or settlement arises out of Myogen's practice of a Patent or use of the Abbott Technology pursuant to the license granted under Article 2 of this Agreement except where such claim, judgment or settlement alleges an infringement arising from the practice of a Patent or use of the Abbott Technology in combination with the technology of a Third Party and such infringement would have been avoided without such combination. Abbott shall fully cooperate with Myogen in the defense of any such action at Abbott's expense. Myogen shall have the right to settle any such suit, including the right to grant one or more sublicenses with Abbott's prior written approval, which approval shall not unreasonably be withheld, provided that Myogen shall not otherwise have the right to surrender, limit or adversely affect any rights to the Patents. The terms of this Article 12 shall not apply to or affect Abbott's indemnity obligation for a breach of Section 8.1(c).

13.      PATENT PROSECUTION AND MAINTENANCE; PATENT COSTS: PATENT TERM
         EXTENSION.

         13.1     DISCLOSURE OF PATENTS/APPLICATIONS TO MYOGEN. Within thirty
                  (30) days of Myogen's request, Abbott shall provide Myogen a list of Patents and patent applications in a given Patent family. If, following Myogen's receipt of such list(s), Myogen requests additional information, Abbott shall provide to Myogen the complete text of, and all other information in its possession or control directly related to (a) all patent applications included in the given Patent family filed anywhere in the Territories, and (b) all patents included in the given Patent family as well as all information in Abbott's, its Affiliates and its patent counsel's possession concerning the institution or possible institution of any interference, opposition, reexamination, reissue, revocation, nullification or any official proceeding involving an issued patent included in the given Patent family a[nywhere in the Myogen Territory.

         13.2 PROSECUTION AND MAINTENANCE. Abbott shall be solely responsible for the preparation, filing, prosecution and the associated costs incurred in connection with maintenance of the Patents (except for the case family including [/\#/\] which is the responsibility of BASF AG; provided always that Abbott shall use Commercially Reasonable Efforts to cause BASF AG to defend or prosecute the case family as necessary) in Abbott's name, including oppositions and interferences, subject to Myogen's right to assume such duties in the event Abbott reasonably fails to adequately prepare, file, prosecute and maintain the Patents. By June 30, 2003, Abbott shall inform BASF AG of Abbott's desire to have the Patent family for which BASF AG has responsibility transferred to Abbott and Abbott shall use commercially reasonable efforts to have BASF AG agree to such transfer to Abbott within a reasonable time after the Effective Date, and upon such transfer such Patents will be subject to the same terms and conditions of this Agreement as the Patents for which Abbott has responsibility as of the Effective Date. Abbott and Myogen shall consult and cooperate with each other, and Abbott shall keep Myogen reasonably informed with respect to the prosecution


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED      27

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                  and maintenance of the Patents hereunder, including the case family which is the responsibility of BASF AG. In this regard Abbott shall exercise its rights under its license from BASF AG for this Patent family such that Myogen shall have the opportunity to participate in the preservation of these Patent rights if it chooses to do so. In connection with its duties under this Section 13.2, Abbott will provide Myogen with: (a) copies of all material documents received or prepared by Abbott in the prosecution and maintenance of the Patents; (b) advance written notice to the extent reasonably practical of any action or proceeding relating to any Patent; and (c) a bi-annual report on the status of prosecution of all Patents. Abbott shall provide copies in a timely manner to allow Myogen an opportunity, if it so elects, to review and comment on Abbott's proposed patent strategy. If Myogen determines, upon advice of its patent counsel, that further prosecution actions with respect to an existing application within the Patents or a reexamination, reissue, interference and action under 35 USC Paragraph 146 or other official proceeding involving an issued Patent anywhere in the Myogen Territory is required to ensure the enforceability of such Patent or adequate claim coverage within such Patents, Abbott shall have the right and sole responsibility for conducting such prosecution action or instituting such proceeding. If Abbott elects not to exercise such right, then Myogen shall have the right and sole responsibility for the pursuit of such activities, and Abbott shall cooperate with Myogen and provide Myogen with all necessary information to conduct such activities. Inasmuch as the Patents cover other compounds not licensed to Myogen hereunder, Abbott warrants that it will not take any action with respect to the Patents, which would have a material adverse effect on the patent coverage of the Compound.

         13.3 PATENT EXTENSIONS. Abbott shall have the right and sole responsibility for obtaining patent term extensions under the provisions of 35 USC Paragraph 156 for any U.S. Patent and for non-U.S. Patents under similar provisions of law of other countries involving a Product which has obtained Regulatory Approval. Myogen shall cooperate with Abbott and provide Abbott with all necessary information to obtain such extensions. If Abbott elects not to exercise such right, Myogen may file for such extension at its own expense, and Abbott shall cooperate with Myogen and provide Myogen with all necessary information to obtain such extensions.

14. TRADEMARK. Myogen may select any Trademark or Trademarks for the Product in the Myogen Territory including the Co-Promotion Territory, ("MYOGEN TRADEMARKS"). All costs related to the selection and maintenance of the Myogen Trademark(s) shall be borne by Myogen. The Myogen Trademark(s) shall be owned by Myogen, and Abbott shall have no claims or rights in or to the Myogen Trademark(s), except such right as may be necessary for Abbott to commercialize Product following a termination under Sections 10.2, 10.3 or 10.4 above, and/or to fulfill its Co-Promotion activities in the Co-Promotion Territory.


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED      28

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


15. IMPROVEMENTS. All Improvements made solely by Myogen and/or its Affiliates hereunder shall be the sole and exclusive property of Myogen ("MYOGEN IMPROVEMENTS"). All Improvements made solely by Abbott and/or its Affiliates ("ABBOTT IMPROVEMENTS") shall become part of the Abbott Technology, subject to the license to Myogen set forth in Article 2 hereof. All Improvements made jointly by employees or others acting on behalf of Abbott and Myogen (or their Affiliates) hereunder shall be jointly owned by Abbott and Myogen ("JOINT IMPROVEMENTS"), without a duty of accounting to the other, to the extent such individuals would be considered "joint inventors" within the meaning of the U.S. patent laws. Each party shall take all necessary actions, including executing documents of assignment, to vest title to all Joint Improvements (including all intellectual property rights therein) with both parties. With respect to patents resulting from Joint Improvements, the parties shall select a mutually agreeable Third Party attorney to prepare, file, prosecute and maintain such patents. The Third Party attorney shall consult and apprise each party equally and both parties shall share 50/50 the costs and fees of employing such Third Party attorney. Abbott's interest in such Joint Improvements shall be subject to the license granted to Myogen under Article 2 hereof and subject to the terms and conditions of this Agreement. In the event this Agreement is terminated by Abbott for any reason, as set forth in Article 10, or by Myogen under Section 10.2, all Myogen improvements shall be exclusively licensed to Abbott solely for use with the Compound and Product on a worldwide basis on terms to be mutually agreed to by the parties after good faith negotiations, and Myogen retains all rights in and to any Myogen Improvements for any and all other uses.

16.      MISCELLANEOUS.

         16.1 FORCE MAJEURE. If the performance by either party of any of its obligations under this Agreement shall be prevented by circumstances beyond its reasonable control, which could not have been avoided by the exercise of reasonable diligence, then such party shall be excused from the performance of that obligation for the duration of the event. The affected party shall promptly notify the other party in writing should such circumstances arise, give an indication of the likely extent and duration thereof, and shall use commercially reasonable efforts to resume performance of its obligations as soon as practicable.

         16.2 NOTICES. Any notice required to be given or made under this Agreement by one of the parties hereto to the other shall be in writing, by personal delivery, registered U.S. mail or overnight courier, addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon the date of receipt.


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     29

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.



                  If to Myogen:         Myogen, Inc.
                                        7575 W. 103rd Avenue, #102
                                        Westminster, CO 80021-5426
                                        Attn:  President

                  With a copy to:       Cooley Godward LLP
                                        380 Interlocken Crescent
                                        Suite 900
                                        Broomfield, CO  80021-8023
                                        Attn:  Steven N. Dupont, Esq.

                  If to Abbott:         Abbott International Ltd.
                                        100 Abbott Park Road
                                        Dept. 6WP; Bldg. AP34
                                        Abbott Park, IL  60064-3537
                                        Attn:  Senior Vice President,
                                        International Operations

                  With a copy to:       Abbott Laboratories
                                        100 Abbott Park Road
                                        Dept. 364; Bldg. AP6D
                                        Abbott Park, IL 60064-6032
                                        Attn:  Senior Vice President, Secretary
                                        and General Counsel

         16.3 APPLICABLE LAW/COMPLIANCE. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, excluding its conflict of laws provision. Each party hereto shall comply with all applicable laws, rules, ordinances, guidelines, consent decrees and regulations of any federal, state or other governmental authority.

         16.4 ENTIRE AGREEMENT. This Agreement and the attachments (Exhibits) contain the entire understanding of the parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both parties hereto.

         16.5 COUNTERPARTS . This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16.6 SEVERABILITY/HEADINGS. If any provision of this Agreement is deemed unenforceable, the remainder of the Agreement will not be affected and, if


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     30

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.



                  appropriate, the parties will attempt to replace the unenforceable provision with a new provision that, to the extent possible, reflects the parties' original intent. The captions and headings used in this Agreement are for reference only and are not to be construed in any way as terms or used to interpret the provisions of this Agreement.

         16.7 ASSIGNMENT. Neither party may without written approval of the other assign this Agreement or transfer its interest or any part thereof under this Agreement to any Third Party except that (a) either party may assign this Agreement without consent to a Third Party that acquires all or substantially all of the business to which this Agreement pertains, or, (b) either party may assign this Agreement in whole or part to any Affiliate of that party and such party hereby guarantees the performance by such Affiliate.

         16.8 DISPUTE RESOLUTION. The parties hereto shall attempt to settle any dispute arising out of or relating to this Agreement in an amicable way. Except for claims for injunctive or other equitable relief, which may be brought in any court of competent jurisdiction, any controversy, claim or right of termination for cause which may arise under, out of, in connection with, or relating to this Agreement, or any breach thereof, shall be settled according to the Alternative Dispute Resolution provisions attached hereto as Exhibit D.

         16.9 INDEPENDENT CONTRACTOR. It is understood that both parties hereto are independent contractors and engage in the operation of their own respective businesses and neither party hereto is to be considered the agent of the other party for any purpose whatsoever and neither party has any authority to enter into any contract or assume any obligation for the other party or to make any warranty or representation on behalf of the other party. Each party shall be fully responsible for its own employees, servants and agents, and the employees, servants and agents of one party shall not be deemed to be employees, servants and agents of the other party for any purpose whatsoever.

         16.10 SURVIVAL. Sections 8.1, 8.2, 8.3, 8.4 and 8.6, Articles 9, of this Agreement shall survive the expiration or termination of this Agreement for any reason for a period of seven (7) years, Articles 15, 16.8 and 16.10 of this Agreement shall survive the expiration or termination of this Agreement for any reason and Article 7 shall survive early termination of this Agreement for any reason with respect to Product sold prior to such termination and with respect to Product sold after such termination if such termination was by Myogen pursuant to
                  Section 10.2, by Abbott for Myogen's breach pursuant to
                  Section 10.3, or by Abbott by reason of Myogen's insolvency under Section 10.4. Nothing contained in the preceding sentence shall be deemed to entitle Abbott to double recovery of damages under any patent infringement suit against Myogen.


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     31

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


         16.11 PUBLICITY. No press release or other public announcement shall be made by either party concerning the execution of this Agreement or the fact that Myogen has licensed the Compound from Abbott, without the prior written consent of the non-disclosing party, which consent shall not be unreasonably withheld. Neither party shall use the name of the other party, its officers, employees or agents for purposes of any public commercial activity without the other party's prior written consent, except where the name of the other party must be disclosed as a matter of law. Should either party wish to make a disclosure or be required by law to make a disclosure, the disclosing party shall submit a copy of the proposed disclosure to the other party for review. The non-disclosing party shall have two (2) weeks to review and comment on the content of such disclosure. In the case of a disclosure required by law, the disclosing party, subject to legal requirements, shall use all reasonable efforts to accommodate the non-disclosing party's comments. For non-routine matters like an emergency, special circumstance, or other situation where the law compels a disclosure in less than three (3) week's time, the non-disclosing party agrees to use commercially reasonable efforts to provide its review and comment in order to meet the disclosing party's timetable.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     32

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

ABBOTT LABORATORIES                        MYOGEN, INC.


By: /s/ Jeffrey M. Leiden                  By:  /s/ J. William Freytag
    -----------------------------------         --------------------------------

Name: Jeffrey M. Leiden                    Name: J. William Freytag
      ---------------------------------          -------------------------------

Its: President & COO                       Its:  President & CEO
     ----------------------------------          -------------------------------



[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     1

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                    EXHIBIT A

                                       TO
                           EXCLUSIVE LICENSE AGREEMENT
                                     BETWEEN
                               ABBOTT LABORATORIES
                                       AND
                                  MYOGEN, INC.
                               DATED JUNE 30, 2003


                        PATENTS AND PATENT APPLICATIONS



     NO.           PRIORITY DATE       WO NUMBER                IN-HOUSE NO.                      TITLE
--------------  -------------------  ------------------------  -----------------  -----------------------------------------------
      1              23.04.93         WO 94/25442                  43997             3-Het-Arylcarbonsaure-derivate
--------------  -------------------  ------------------------  -----------------  -----------------------------------------------
                                                                                   Verwendung von Carbonsaurederivaten als
      2              31.03.94         WO 95/26716                  44751                       Arzneimittel
--------------  -------------------  ------------------------  -----------------  -----------------------------------------------
      3              14.10.94         WO 96/11914                  45281                 Neue Carbonsaurederivate
--------------  -------------------  ------------------------  -----------------  -----------------------------------------------
      4              26.09.97         WO 99/16445                 480/1171        Combination of ETRAs plus RAS-inhibitors
--------------  -------------------  ------------------------  -----------------  -----------------------------------------------
      5              19.12.96           Germany                   480/1174        Combination of ETRAs plus vasodilators
--------------  -------------------  ------------------------  -----------------  -----------------------------------------------
                                                                                        Combination of ETRAs plus
      6              30.09.97         WO 99/16444                 480/1175                    beta-blockers
--------------  -------------------  ------------------------  -----------------  -----------------------------------------------
      7              05.12.97         WO 99/29308                 480/1181           Use of ETRAs to inhibit obesity
--------------  -------------------  ------------------------  -----------------  -----------------------------------------------
      8              30.10.98        WO 2000/026170                49493              Verfahren zur Racematspaltung
--------------  -------------------  ------------------------  -----------------  -----------------------------------------------
      9              20.01.00                                      51096           Enantioselective Synthesevon ETRAs
--------------  -------------------  ------------------------  -----------------  -----------------------------------------------
                                                                                  Combination of ETRAs plus aVb3 zur Behandlung
     10              19.09.00                                      51748                     von Restenosis
--------------  -------------------  ------------------------  -----------------  -----------------------------------------------



[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     1

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.



                                    EXHIBIT B

                                       TO
                           EXCLUSIVE LICENSE AGREEMENT
                                     BETWEEN
                               ABBOTT LABORATORIES
                                       AND
                                  MYOGEN, INC.
                               DATED JUNE 30, 2003

                                    WORK PLAN
                                  (PRELIMINARY)



[/\#/\]



                        PRELIMINARY DEVELOPMENT TIMELINES

[DRAWING]



[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     1

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                    EXHIBIT C

                                       TO
                           EXCLUSIVE LICENSE AGREEMENT
                                     BETWEEN
                               ABBOTT LABORATORIES
                                       AND
                                  MYOGEN, INC.
                               DATED JUNE 30, 2003

                              PRE-CLINICAL STUDIES


[/\#/\]




[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     1

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                    EXHIBIT D

                                       TO
                           EXCLUSIVE LICENSE AGREEMENT
                                     BETWEEN
                               ABBOTT LABORATORIES
                                       AND
                                  MYOGEN, INC.
                               DATED JUNE 30, 2003

                         ALTERNATIVE DISPUTE RESOLUTION

         The parties recognize that from time to time a dispute may arise relating to either party's right or obligations under this Agreement. The parties agree that any such dispute shall be resolved by the Alternative Dispute Resolution ("ADR") provisions set forth in this Exhibit, the result of which shall be binding upon the parties.

         To begin the ADR process, a party first must send written notice of the dispute to the other party for attempted resolution by good faith negotiations between their respective presidents (or their designees) of the affected subsidiaries, divisions, or business units within twenty-eight (28) days after such notice is received (all references to "days" in this ADR provision are to calendar days). If the matter has not been resolved within twenty-eight (28) days of the notice of dispute, or if the parties fail to meet within such twenty-eight (28) days, either party may initiate an ADR proceeding as provided herein. The parties shall have the right to be represented by counsel in such a proceeding.

1. To begin an ADR proceeding, a party shall provide written notice to the other party of the issues to be resolved by ADR. Within fourteen (14) days after its receipt of such notice, the other party may, by written notice to the party initiating the ADR, add additional issues to be resolved within the same ADR.

2. Within twenty-one (21) days following receipt of the original ADR notice, the parties shall select a mutually acceptable neutral to preside in the resolution of any disputes in this ADR proceeding. If the parties are unable to agree on a mutually acceptable neutral within such period, either party may request the President of the CPR Institute for Dispute Resolution ("CPR"), 366 Madison Avenue, 14th Floor, New York, New York 10017, to select a neutral pursuant to the following procedures:

         (a) The CPR shall submit to the parties a list of not less than five (5) candidates within fourteen (14) days after receipt of the request, along with a Curriculum Vitae for each candidate. No candidate shall be an employee, director, or shareholder of either party or any of their subsidiaries or affiliates.

         (b) Such list shall include a statement of disclosure by each candidate of any circumstances likely to affect his or her impartiality.


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED    1

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.



         (c) Each party shall number the candidates in order of preference (with the number one (1) signifying the greatest preference) and shall deliver the list to the CPR within seven (7) days following receipt of the list of candidates. If a party believes a conflict of interest exists regarding any of the candidates, that party shall provide a written explanation of the conflict to the CPR along with its list showing its order of preference for the candidates. Any party failing to return a list of preferences on time shall be deemed to have no order of preference.

         (d)      If the parties collectively have identified fewer than three
                  (3) candidates deemed to have conflicts, the CPR immediately shall designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference. If a tie should result between two candidates, the CPR may designate either candidate. If the parties collectively have identified three (3) or more candidates deemed to have conflicts, the CPR shall review the explanations regarding conflicts and, in its sole discretion, may either (i) immediately designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference, or (ii) issue a new list of not less than five (5) candidates, in which case the procedures set forth in subparagraphs 2(a) -2(d) shall be repeated.

3. The ADR proceeding will be governed by and subject to the principles specified in the "CPR Rules for Non-Administered Arbitration" except to the extent such rules conflict with any of the provisions of this Agreement. No earlier than twenty-eight (28) days or later than six (6) months after selection, the neutral shall hold a hearing to resolve each of the issues identified by the parties, provided that the parties agree that stated goal of the parties is to hold such hearing within fifty-six (56) days after selection. The ADR proceeding shall take place at a location agreed upon by the parties. If the parties cannot agree, the neutral shall designate a location other than the principal place of business of either party or any of their subsidiaries or affiliates.

4. At least seven (7) days prior to the hearing, each party shall submit the following to the other party and the neutral:

         (a) a copy of all exhibits on which such party intends to rely in any oral or written presentations to the neutral;

         (b) a list of any witnesses such party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

         (c) a proposed ruling on each issue to be resolved, together with a request for a specific damage aware or other remedy for each issue. The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed one (1) page per issue.


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     2

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.



         (d) a brief in support of such party's proposed rulings and remedies, provided that the brief shall not exceed twenty (20) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

         Except as expressly set forth in subparagraphs 4(a) - 4(d), no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

5. The hearing shall be conducted on two (2) consecutive days and shall be governed by the following rules:

         (a) Each party shall be entitled to five (5) hours of hearing time to present its case. The neutral shall determine whether each party has had the five (5) hours to which it is entitled.

         (b) Each party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination time shall be charged against the party conducting the cross-examination.

         (c) The party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding party. The responding party, if it chooses to make an opening statement, also shall address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

         (d) Except when testifying, witnesses shall be excluded from the hearing until closing arguments.

         (e) Settlement negotiations, including any statements made therein, shall not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing also shall not be admissible. As to all other matters, the neutral shall have sole discretion regarding the admissibility of any evidence.

6. Within seven (7) days following completion of the hearing, each party may submit to the other party and the neutral a post-hearing brief in support of its proposed rulings and remedies, provided that such brief shall not contain or discuss any new evidence and shall not exceed ten
         (10) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

7. The neutral shall rule on each disputed issue within fourteen (14) days following completion of the hearing. Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the parties on each disputed issue but may adopt one party's proposed rulings and remedies on some issues and the other party's proposed rulings and remedies on other issues. The neutral shall not issue any written opinion or otherwise explain the basis of the ruling.


[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     3

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


8. The neutral shall be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

         (a) If the neutral rules in favor of one party on all disputed issues in the ADR, the losing party shall pay 100% of such fees and expenses.

         (b) If the neutral rules in favor of one, party on some issues and the other party on other issues, the neutral shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the parties. The neutral shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

9. The rulings of the neutral and the allocation of fees and expenses shall be binding, non-reviewable, and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

10. Except as provided in paragraph 9 or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information. The neutral shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.



[/\#/\] CONFIDENTIAL TREATMENT REQUESTED     4

                      [/\#/\] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                 DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                             RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


1  ABBOTT
--------------------------------------------------------------------------------

Global Licensing & New Business Development
Abbott Laboratories
200 Abbott Park Road, Dept R50A/AP34-2
Abbott Park, Illinois 60064

                                                                   June 27, 2003

Myogen, Inc.
7575 W. 103rd Avenue
Westminster, CO 80021-5426

      Re: License Agreement Dated June 27, 2003 ("License Agreement") Between Abbott Laboratories ("Abbott") and Myogen, Inc. ("Myogen")

Dear Sir or Madam:

In the event of a transfer of manufacturing responsibility to a Third Party Manufacturer for the supply of Compound and/or Product in accordance with
Section 6.6(b) of the License Agreement, Myogen may request the assistance of Abbott personnel with knowledge and skills in the manufacture of Compound and/or Product to assist Myogen with such transfer.

Myogen may request such assistance by providing written notice to Abbott specifying the nature of the assistance requested and suggesting the schedule for Abbott to provide such assistance. Abbott shall reasonably cooperate with Myogen's request and assign qualified Abbott personnel to provide such assistance at a schedule subject to the mutual agreement of the parties.

Myogen shall compensate Abbott for each hour of personnel time spent providing the assistance at the rate of [/\#/\]. Myogen shall also reimburse Abbott for all reasonable costs and expenses incurred by such Abbott personnel in connection with providing the assistance, including reasonable travel and lodging expenses. The parties agree that Abbott shall not be obligated to supply more than [/\#/\] of personnel time in response to Myogen's request.

The parties indicate their agreement to the foregoing understanding by their signatures below.

ABBOTT LABORATORIES                        MYOGEN, INC.


By: /s/ Signature Illegible                By: /s/J. William Freytag
    ----------------------------------         ---------------------------------
Title: Divisional Vice President           Title: President & CEO
       -------------------------------            ------------------------------
Date: 6-27-03                              Date: 6-27-03
      --------------------------------           -------------------------------



[/\#/\] CONFIDENTIAL TREATMENT REQUESTED    1